UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 23, 2011 (Date of earliest event reported: February 14, 2011)

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On February 15, 2011, Energy Partners, Ltd. (the “Company”) filed a Current Report on Form 8-K reporting, among other things, the completion, on February 14, 2011, of its previously announced acquisition (the “ASOP Acquisition”) of producing Gulf of Mexico shelf properties (the “ASOP Properties”) from Anglo-Suisse Offshore Partners, LLC (“ASOP”) for $200.7 million in cash, subject to customary adjustments to reflect the January 1, 2011 economic effective date. The ASOP Acquisition was completed pursuant to the Purchase and Sale Agreement dated January 13, 2011, by and between the Company and ASOP. The ASOP Properties include three main complexes and field areas in Main Pass blocks 296/301/311, South Pass blocks 33/49, and West Delta blocks 26/27/28/29/47 on the Gulf of Mexico shelf, in the vicinity of the Company’s existing core South Timbalier and East Bay operations. Consistent with the requirements for Form 8-K, the Company committed in the Current Report on Form 8-K filed on February 15, 2011 to file the historical and pro forma financial information relating to the ASOP Properties no later than May 2, 2011, as more fully described in Items 9.01(a) and 9.01(b) of the Company’s initial filing. The Company is furnishing this Amendment No. 1 to provide the historical and pro forma financial information described in Items 9.01(a) and 9.01(b) below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Audited statements of revenues and direct operating expenses of the ASOP Properties for each of the fiscal twelve-month periods in the three-year period ended December 31, 2010 and the related notes are included as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information. Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2010, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2010 and the related notes showing the pro forma effects of the ASOP Acquisition are included as Exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of UHY LLP.

99.1	Audited statements of revenues and direct operating expenses of the ASOP Properties for each of the fiscal twelve-month periods in the three-year period ended December 31, 2010 and the related notes.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2010, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2010 and the related notes showing the pro forma effects of the ASOP Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2011

ENERGY PARTNERS, LTD.

By:	/s/ Tiffany J. Thom
Tiffany J. Thom
Senior Vice President,
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

23.1	Consent of UHY LLP.

99.1	Audited statements of revenues and direct operating expenses of the ASOP Properties for each of the fiscal twelve-month periods in the three-year period ended December 31, 2010 and the related notes.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2010, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2010 and the related notes showing the pro forma effects of the ASOP Acquisition.